Wells Fargo: 27th Annual Real Estate Securities Conference May 8 – 9, 2024 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements: inability to generate sufficient cash flows due to unfavorable economic and market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of new acquisitions to achieve anticipated results or be efficiently integrated; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverage; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on financing; the effect of any rating agency actions on the cost and availability of new debt financing; the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto; significant change in the mortgage financing market that would cause single-family housing, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no duty to update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com. Cover: New Development | MAA Robinson | Orlando, FL

At a Glance1 About MAA | Strong Performance Platform ~2,400 $1B A3/A- 3.6x 10.2% 121 Associates ‘24F Development Pipeline Investment Grade Rated Net Debt to Adj EBITDAre 10-Year Annual Compounded TSR At 4/30/2024 Consecutive Quarterly Cash Dividends IPO 30 S&P 500 $20.4B 102.7K Years Public Member Company Total Market Cap Apartment Units Pre-Purchase Development | MAA Sand Lake | Orlando, FL 1 As of 3/31/2024 unless otherwise noted

Strong Performance and Attractive Returns for Investors Core FFO per Share Expected 5-Year Compounded Annual Growth Rate of 6.7% Compounding Core FFO per Share growth through market cycles; high quality earnings stream Strong dividend track record; steady growth and well-covered Superior long-term shareholder returns compared to average of comparable multifamily peers Annual Compounded Total Shareholder Returns Long-term Returns Exceed Peer Average* At April 30, 2024 5 YR 10 YR 15 YR 20 YR MAA 6.9% 10.2% 12.9% 11.8% PEER AVG* 1.3% 7.0% 12.8% 9.7% 1 2024 Forecasted Core FFO per Share of $8.88 represents the midpoint of our guidance range of $8.70 to $9.06. 1 Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability SOURCE: S&P Global *Peer average includes: AVB, CPT, EQR, ESS, and UDR.

Creating Value Through the Full Market Cycle Differentiated Portfolio Strategy Unique market focus…captures benefits of high growth and demand Submarket and property type/class diversification helps to lessen periodic supply-side pressures… drives strong, long-term and full-cycle performance Diversified renter price point… appeals to largest segment of the rental market… creates stability Outlook & Update Portfolio strategy and market dynamics…support long-term rent growth prospects New development, redevelopment and tech initiatives…expected to drive meaningful future value creation External Growth Opportunities 30 years successful Sunbelt transactions + strong balance sheet…drive robust deal flow In-house new development operation + JV “pre-purchase” development program…expands growth platform Robust Redevelopment Program Proven unit interior redevelopment program...enhances long-term earnings potential Property repositioning program...expected to drive additional property-level rent growth Technology Initiatives & Innovation Smart home installations…expected to continue to enhance revenue in 2024 Tech advances in website lead generation & virtual leasing…expands prospect management effectiveness Balance Sheet Strength Strong, investment-grade balance sheet… positions us well to pursue new growth opportunities A3/A- credit rating reflects continued strength Sustainability Increasing focus on property efficiency measures…align with climate objectives Long-established focus on driving energy/natural resources efficiency, strong governance and value in people Repositioned | MAA Gateway | Charlotte, NC

Unique Diversification & Balance Top 10 Markets1 1% 1Q 2024 Same Store NOI 2 Based on gross asset value at 3/31/2024 for total multifamily portfolio 3 Source: Yardi Matrix Asset Class Rating 4 Garden = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories Diversified within SUBMARKETS2 Diversified in PROPERTY CLASS2,3 Diversified in PROPERTY TYPES2,4 70% 30% LARGE MARKETS2 MID-TIER MARKETS2 Multifamily Market Multifamily Market & Regional Office Multifamily Market & Corporate HQ Multifamily Development Underway 1 Atlanta, GA 12.0% 2 Dallas, TX 9.6% 3 Tampa, FL 7.0% 4 Orlando, FL 6.9% 5 Charlotte, NC 6.2% 6 Austin, TX 5.9% 7 Raleigh/Durham, NC 5.5% 8 Nashville, TN 4.8% 9 Houston, TX 3.9% 10 Fort Worth, TX 3.7%

Our diverse portfolio of high-quality properties appeals to the largest segment of the rental market Our portfolio strategy drives long-term growth and greater stability through the full market cycle A Proven Portfolio Strategy for Long-Term Growth & Stability + Repositioned | MAA Hyde Park | Tampa, FL

Steady Demand Drivers for MAA Markets Move-ins from Non-MAA States Trailing 12 Months at 03/31/2024 CA | NY | IL | NJ | MA | WA 47% Of Move-ins from Non-MAA States Came from Peer Coastal/Gateway States MAA markets continue to capture positive in-migration trends that continue to run higher than pre-pandemic levels; migration outside our markets remains steady at 4%-5% of our move-outs. In-Migration Trailing 12 Months at 03/31/2024 From Coastal/Gateway State to Top MAA Markets (defined as >3% 1Q 2024 SS NOI) Trend lines reflect top three MAA markets capturing migration from each of the following states: CA, NY, IL, NJ, MA. MAA Market Charleston | Nashville Phoenix | Tampa 1 Source: Moody’s Economy.com, Census Bureau 2024 Forecasted Demand Drivers Outperform Other Regions1 Demand fundamentals expected to remain strong in 2024 for MAA Markets relative to Non-MAA Markets. >/= 15% TO MAA Portfolio Migration Trends

Robust Job Creation in MAA Markets Georgia ATLANTA Hyundai-SK EV Battery Plant 3,500 Jobs | $4.5B Investment Expected Production 2025 SAVANNAH Hyundai Group Meta Plant EV & Battery Plant 8,100 Jobs | $5.5B Investment Expected Production 2025 Texas AUSTIN Samsung Electronics Co Chip Plant 2,000 Jobs | $25B Investment Expected Production 2025 DALLAS/FORT WORTH Texas Instruments Semiconductor Plant 3,000 Jobs | $30B Investment Expected Production 2024 HEADQUARTER MOVES Tesla…Palo Alto, CA > AUSTIN, TX Oracle…San Francisco, CA > AUSTIN, TX Caterpillar…Chicago, IL > DALLAS, TX Hewlett Packard Enterprise… San Jose, CA > HOUSTON, TX Boeing…Chicago, IL > NORTHERN VIRGINIA Raytheon…Boston, MA > NORTHERN VIRGINIA S Carolina GREENVILLE BMW EV & Battery Plant 300 Jobs | $1.7B Investment Expected Production 2026 Arizona PHOENIX Taiwan Semiconductor Mfg Semiconductor Plant 4,500 Jobs | $40B Investment Expected Production 2025 Intel Chip Plant 3,000 Jobs | $20B Investment Expected Production 2024 LG Energy Solutions EV Battery Plant 3,000 Jobs | $5.5B Investment Expected Production 2025/2026 Tennessee MEMPHIS Ford BlueOval City EV & Battery Plant 6,000 Jobs | $5.6B Investment Expected Production 2025 NASHVILLE Oracle Regional Campus2 8,500 Jobs | $1.35B Investment Land Investments Underway GM:Ultium Cells EV Battery Plant 1,300 Jobs | $2.3B Investment Expected Production 2024 Kentucky LOUISVILLE Ford-SK EV Battery Plant 5,000 Jobs | $5.8B Investment Expected Production 2026 Kansas KANSAS CITY Panasonic EV Battery Plant 4,000 Jobs | $4B Investment Expected Production 2025 coming soon! Sunbelt Investment Announcements1 Clean Energy Projects REPRESENT MEANINGFUL PART OF OVERALL JOB CREATION N Carolina RALEIGH Vinfast EV Plant 7,500 Jobs | $4B Investment Expected Production 2025 1 Information gathered from public sources and is provided for illustrative purposes and is not all-inclusive. MAA makes no guarantee regarding announced projects, including if said projects will be started, completed or be completed at the level of investment announced or provide the anticipated number of jobs announced. 2 Recent news reports quote company Executive Chairman and Chief Technology Officer, Larry Ellison indicating this will be eventual location of Oracle’s world headquarters. Thousands of jobs coming to our markets with well over $100 billion expected investment

Resident Income + Job Mix + Affordability = Solid Growth Opportunity + Collections SAME STORE RESIDENT PROFILE IN TOP MARKETS QTD AT 3/31/2024 AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $95,142 21% 34 81% Dallas, TX $94,043 20% 33 83% Tampa, FL $100,931 23% 36 79% Orlando, FL $96,546 24% 39 67% TOURISM Charlotte, NC $81,268 22% 34 83% Austin, TX $80,418 21% 35 80% Raleigh/Durham, NC $79,165 21% 33 83% Nashville, TN $84,448 22% 34 80% Houston, TX $79,409 20% 34 85% OIL/GAS Fort Worth, TX $79,020 22% 38 76% Same Store $86,671 22% 35 80% PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS QTD AT 3/31/2024 Healthcare Technology Finance/ Banking/ Insurance Education Retail Restaurants/ Food Service Government Manufacturing Professional Services Self Employed Same Store 14% 10% 8% 6% 5% 5% 5% 5% 4% 3%

Diversified Portfolio & Price Point Capture Demand, Help Ease Supply Pressure Submarket Supply Look1 MAA rents average approximately $300/unit less than new supply in our submarkets driving a better value proposition for the prospective renter and appealing to a larger segment of the renter market MAA submarket diversification within markets helps mitigate effect of urban-focused supply wave 1 Data from RealPage Market Analytics (supply deliveries, rent gap) 2 Percentage based on number of existing units 3 Deliveries within past year in same store submarkets where rent data is available from RealPage. MAA properties with no recent deliveries nearby are excluded from analysis. 4 Total moveouts refers to Resident Turnover as defined in this presentation's accompanying Appendix MAA’s Broad Demand Band MAA’s rent profile appeals to the broadest band of renters within our markets. Around 34% of our units are priced at least $250/month below recent deliveries in the same submarket, and another 15% of our units are in submarkets without any recent deliveries.1,3 MAA’s extensive market, submarket & property class diversification MAA’s rent price point, appealing to large segment of the rental market a level of protection against supply pressure total moveouts4 44.4% % of moveouts to home-buying 12.9% % of moveouts to single family rentals 3.4% RECORD LOW Starts in MAA Markets (% of total units)1,2 With starts in our markets peaking in Q1-Q3 2022 and trending downward starting in 4Q22, we expect deliveries to follow a similar trend lagged by 2 years. Increasing Home Ownership vs Renting Affordability Gap MAA’s record low percentage of move-outs to single family homes highlights the impact that high single family home prices paired with elevated interest rates have on single family home affordability. 1Q 2024

2024 Same Store Pricing Trends Lease Over Lease Average Pricing Growth same store Q4 2023 Q1 2024 APR 2024 EFFECTIVE LEASES NEW LEASE -7.0% -6.2% -6.1% RENEWAL 4.8% 5.0% 5.1% BLENDED -1.6% -0.6% -0.4% Occupancy SAME STORE Q4 2023 Q1 2024 APR 2024 AVG DAILY PHYSICAL OCCUPANCY 95.5% 95.3% 95.5% With slower leasing volume during Q4/Q1, a wider spread between new and renewal pricing is typical. + Renewals are expected to remain in 4.5% - 5.0% range in 2024 + April 2024 blended lease growth improved 20bps from Q1 2024 New Development | MAA Robinson | Orlando, FL

Full Year 2024 Same Store Outlook Property Revenue Growth [0.15% … 0.90% … 1.65%] Effective Rent Growth1 [0.10% … 0.85% … 1.60%] Average Physical Occupancy Steady occupancy expected for full year [95.4% … 95.7% … 96.0%] REVENUE Property Expense Growth [4.10% … 4.85% … 5.60%] Real Estate Tax Growth [4.00% … 4.75% … 5.50%] EXPENSE Property NOI Growth [-2.80% ... -1.30% … 0.20%] NOI 2024 FULL YEAR GUIDANCE MIDPOINT 1 Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as reflected in the prior slide, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to the accompanying Appendix at the end of this presentation for a full definition of Average Effective Rent per Unit. New Development | MAA Westglenn | Denver, CO

2024 Core FFO and Investment Outlook Full Year 20242 [$8.70 … $8.88 … $9.06] Q2 20243 [$2.11 … $2.19 … $2.27] Total Overhead4 Asset Management / Tech / Regional Support + G&A [$130.5M … $132.5M … $134.5M] EXPECTED CORE FFO/SHARE1 CAPITAL SPEND INITIATIVES4 Kitchen & Bath Redevelopment 5K to 6K units in 2024 [$40M … $45M … $50M] Repositioning Program 6 new properties expected to start 2H 2024 [$18M … $20M … $22M] Smart Home Investment Final wave of 4K to 5K units to be installed in 2024 [$6M … $7M … $8M] MULTIFAMILY TRANSACTIONS5/FINANCING Acquisitions [$350M … $400M … $450M] Dispositions [$50M … $100M … $150M] Development Funding Wholly-owned and pre-purchase JV deals [$250M … $300M … $350M] Debt Issuance Q1 2024 Issuance: $350M Q2 2024 Expected Issuance: ~$400M 1 In this context, per Share means per diluted common share and unit. 2 Net income per diluted common share is expected to be in the range of $4.66 to $5.02 per diluted common share ($4.84 at the midpoint) for the full year 2024. 3 MAA does not forecast quarterly Net income per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year). 4 Property management expenses and General and administrative expenses as noted in Company filings 5 Expectations for the full year 2024 2024 FULL YEAR GUIDANCE 2024 FULL YEAR GUIDANCE 2024 FULL YEAR GUIDANCE MIDPOINT MIDPOINT MIDPOINT New Development | MAA Milepost 35 | Denver, CO

Atlanta, GA Novel West Midtown | NOW LEASING Phoenix, AZ Novel Val Vista | NOW LEASING Salt Lake City, UT Novel Daybreak | NOW LEASING Denver, CO MAA Milepost 35 | NOW LEASING Raleigh, NC MAA Nixie | LEASING Q4 2024 Tampa, FL MAA Breakwater | LEASING Q1 2025 Development Program Supports Continued Value Creation Combination of In-House and “Pre-Purchase”* Development Expands Revenue Growth Potential *Pre-purchase developments are joint ventures with outside developers with MAA acquiring full ownership following the stabilized lease-up of the community. See definition of Lease-up Communities in this presentation’s accompanying Appendix PRE-PURCHASE PRE-PURCHASE PRE-PURCHASE Construction Complete

Development Pipeline and Lease-ups Poised to Deliver Value ACTIVE DEVELOPMENTS AT 3/31/2024 PROPERTY MSA TOTAL UNITS EXPECTED TOTAL COST (IN MILLIONS) EXPECTED INITIAL OCCUPANCY EXPECTED STABILIZATION1 Novel Daybreak2,3 Salt Lake City, UT 400 $ 99.4 2Q 2023 1Q 2025 Novel Val Vista2,3 Phoenix, AZ 317 79.8 4Q 2023 3Q 2025 MAA Milepost 353 Denver, CO 352 125.0 4Q 2023 3Q 2025 MAA Nixie Raleigh, NC 406 145.5 4Q 2024 3Q 2026 MAA Breakwater Tampa, FL 495 197.5 1Q 2025 4Q 2026 TOTAL ACTIVE DEVELOPMENTS 1,970 $ 647.2 LEASE-UP COMMUNITIES AT 3/31/2024 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA TOTAL UNITS TOTAL COST TO DATE (IN MILLIONS) PHYSICAL OCCUPANCY EXPECTED STABILIZATION1 MAA Central Avenue Phoenix, AZ 323 $101.9 82.0% 3Q 2024 MAA Optimist Park Charlotte, NC 352 106.6 81.5% 3Q 2024 Novel West Midtown2,3 Atlanta, GA 340 91.2 49.7% 4Q 2024 TOTAL ACTIVE LEASE-UPS 1,015 $299.7 71.0% Established history and success of disciplined capital deployment Design and investment managed from an owner/operator perspective; long-term margins optimized Source: Company 1Q 2024 Earnings Release Supplemental 1 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 2 MAA owns 80% of the joint venture that owns this property with right to purchase the remainder after stabilization 3 Active or recently completed development projects currently leasing. 4 Value creation calculated using adjusted proforma stabilized NOI for current development projects and lease-up communities at a 5.1% cap rate, less expected investment basis Active Developments and Complete Development in Initial Lease-up $40M - $50M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $137M EXPECTED TOTAL VALUE CREATION4 6.5% EXPECTED AVERAGE STABILIZED NOI YIELD Active/Complete Developments in Initial Lease-up Acquired 4Q 2023 Acquired 4Q 2023

2024 Development Expectations msa Units STATUS Denver, CO 259 Owned Orlando, FL 698 Owned Denver, CO 181 Owned Raleigh, NC 191 Controlled Denver, CO 648 Owned Denver, CO 520 Owned Atlanta, GA 294 Owned TOTAL 2,791 2024 Development Pipeline Expected to Approach APPROXIMATELY $1 Billion Additional Opportunities In ATLANTA DENVER | ORLANDO RALEIGH $19M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $75M EXPECTED TOTAL VALUE CREATION1 2024 TOTAL EXPECTED 3 - 4 DEVELOPMENT STARTS Pre-Purchase Development | Novel Val Vista | Phoenix, AZ 1 Value creation calculated using adjusted proforma stabilized NOI for 2024 expected development projects at a 5.1% cap rate, less expected investment basis Charlotte, NC | 302 Units Phoenix, AZ | 345 Units PRE-PURCHASE DEVELOPMENT PROJECTS 2Q STARTS FUTURE DEVELOPMENT PIPELINE: LAND SITES

Unit Interior Upgrades Continues to Drive Higher Value Property Redevelopment Program Opportunity Approximately 10K units identified for redevelopment across Same Store portfolio with potential to create additional rent growth value SCOPE Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements Standard program includes kitchen and bath upgrades Stainless ENERGY STAR rated appliances Countertop replacement Updated cabinetry Water efficient plumbing fixtures Energy efficient light fixtures Flooring ~20K unit upgrades from 2021-2023 2021 2022 2023 2024F Production 6,360 6,574 6,858 5,000–6,000 Average Per Unit Cost $5,893 $6,109 $6,453 $6,500-$7,500 Average Rent Increase 12.2% 10.0% 7.1% 6.5%-7.5% PROGRAM RESULTS Kitchen Update MAA Gateway, Charlotte, NC Before After Redevelopment Program provides opportunity to further green our portfolio.

Repositioning Select Properties to Drive Additional Value MAA Harbour Island | Tampa, FL Updated and Expanded Fitness Centers Co-working Areas to Support Remote Work Desirable Amenities MAA Gardens |Atlanta, GA MAA Gateway (Pet Spa) | Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington | Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Full community repriced upon project completion 2023 investment of $17M; 2024F investment of $20M All completed projects fully and/or partially repriced averaged approximately 14% cash on cash return with $103/unit rent increase (above market increase) in 2023 6 Project Starts expected in 2H 2024 Before After

Technology Advances Enhance Operations and Add Value Mobile control of locks, lights and thermostat as well as leak detection provides additional resident value Additional synergy opportunities in repairs and maintenance, capex, and vacant and house electric charges Continued upgrades and expansion will enhance quality of self touring experience 94K+ total units installed through 1Q 2024 since project start Approximately $25/unit additional monthly rent revenue1 Smart Home Technology Nears Completion New 24/7 Central Call Center Platform Enhanced Online Recruiting Tools Utility Monitoring Enhancements SightPlan – Mobile Inspections for Service Technicians Enhanced Company Website and Data Analysis Virtual Leasing: Artificial Intelligence, Chat, and Prospect Engagement Tools New Prospect-centric CRM Platform with Enhanced ILS Syndication and More Seamless Online Leasing Connectivity Automated Call Quality Scoring Platform Automated Maintenance Work Order System Enhanced AI and Chatbot Options Mobile Self Service/Self Touring Application (in pilot) 4K – 5K expected installs in 2024 Mobile App Lighting Control Smart Lock Leak Sensors Smart Thermostat Voice Control 1 Average projected increase upon lease renewal, unit turnover or opt-in for units installed since program inception in 2019. We expect to complete the installation program in 2024. Expect to capture meaningful on-site staffing efficiencies and margin expansion over the next 2 – 3 years through tech initiatives supporting “podding” and “centralization” of proximate communities “Double Play” bulk internet/cable rollout completed at approximately half of our communities

Platform Value Initiatives; Technology Enabled Installations complete by end of 2024 $25-$30 million of NOI (140bps margin) expected in the run rate by the end of 2024 Nearly 1,300 leaks detected through system in 2023; estimated expense/capital savings of $1 million Smart Home Technology $18 million NOI in current run rate for double offering of cable and internet services in units (or Double Play); represents roughly half the portfolio Additional $2 million revenue from marketing agreements for the other half of portfolio Double Play/Telecom Agreements Further opportunity for whole-property (ubiquitous) WiFi Currently testing program, performing 4 retrofits in 2024 Run rate opportunity of $800K of additional NOI for those tested (28% yield); long term opportunity $30 million or more Community Wi-Fi Enhanced move-out inspection process through mobile maintenance, $1.4 million realized in annual additional revenue Mobile Maintenance Various AI/chat tools in place to help drive and produce quality leads, 24/7/365 Capture and process leasing leads in a more efficient and effective manner Website Testing centralized lease administration duties; transitioning former onsite tasks related to lease application and execution (income and id verification, proof of utilities, lease generation, etc.) to centralized specialists (30K+ hours – time savings - annually) Centralized Lease Administration Outsourcing renters’ insurance procurement and compliance Marginal NOI opportunity of $0.5 million before time savings consideration (8K hours – time savings - annually) Renter’s Insurance LED projects: $2.5 million of annual utilities savings based on projects completed to date, expected run rate of $3 million by the end of 2024 Solar projects: Pilot program with three projects in Austin; expected to generate $200K in annual utilities savings; expandable to multiple markets Smart Irrigation projects: Piloting at four properties with expected utility expense savings through water use reduction of over 3 million gallons annually Sustainability Initiatives 28 property manager pods in place generating $1.5 million to $2 million of annual expense savings Podding

Online Leasing Platform Enhances Leasing Efficiency MAA’s Technology Enhancements Expand, Upgrade Leasing Toolbox Objective to create a multi-functional and fully integrated self-service/self-touring leasing platform that results in a seamless, easy to use process for the entire resident journey Technology rollout staggered with careful piloting of complementary platforms Expected margin expansion through personnel, systems and marketing expense savings MAA continues to adopt, develop and deploy innovative solutions to enhance our leasing efficiency and effectiveness as well as our online presence. Recent website updates enhance user experience. Prominent Call to Action buttons to increase and accelerate conversions Personalization strategy focuses on increasing and accelerating online conversions using targeted content and making desired content easier to find Online Reputation Management increases digital curb appeal through online reviews Google Analytics provides concrete data for strategic implementations on the website Community features, floor plans, points of interest and more tailored to each prospect Online conversion tool guides prospects throughout their rental journey with expanded AI technology creating an interactive and personalized experience Multiple tour options available 4.5 OUT OF 5 GOOGLE STAR RATING1 1 Google Star Rating March 2024

Strong, Investment Grade Balance Sheet Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 3/31/2024, plus total debt outstanding at 3/31/2024, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $15.77B Common Equity $4.67B Total Debt + Preferred Debt + Preferred/Total capitalization: 22.8% credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services1 A-2 A- STABLE Moody’s Investors Service2 P-2 A3 STABLE Fitch Ratings1 F1 A- STABLE 1 Corporate credit rating assigned to MAA and MAALP (the operating partnership of MAA) 2 Corporate credit rating assigned to MAALP Well-laddered debt with one maturity in June 2024 $1.1 billion of combined cash and available capacity under MAALP’s unsecured revolving credit facility; supports increasing development pipeline and acquisition opportunities1 94.9% fixed debt to protect against higher interest rates1 One of Eight Public REITs to be A- Rated or Above AT 3/31/2024 1 As of 03/31/2024.

Balance Sheet Strength Positions Us Well for Future Growth Opportunities TOTAL DEBT MATURING 13.7% 8.6% 6.5% 12.9% 8.6% 12.1% 6.4% 9.6% 0.0% 0.0% 21.6% FIXED RATE DEBT INTEREST RATE 4.0% 4.2% 1.2% 3.7% 4.2% 3.7% 3.1% 1.8% 0.0% 0.0% 4.2% Credit metrics At 3/31/2024 MAA SECTOR AVG2,3 Total debt / adjusted total assets1 28.1% 29.8% Total secured debt / adjusted total assets1 2.2% 4.7% Unencumbered NOI / total NOI 95.8% 91.6% Net Debt / Adjusted EBITDAre4 3.6x 4.7x Consolidated income available for debt service to total annual debt service charge1 7.6x 6.1x Weighted average maturity of debt (in years) 7.2 6.9 Core FFO Payout Ratio5 66.2% 65.5% Debt maturity profile ($ in millions) AT 3/31/2024 1 MAA calculations as specifically defined in Mid-America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 1Q 2024 company filings. 4 Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended March 31, 2024. A reconciliation of the following items and an expanded discussion of their respective components can be found in the accompanying Appendix: (i) EBITDA, EBITDAre and Adjusted EBITDAre to Net income; and (ii) Net Debt to Unsecured notes payable and Secured notes payable. 5 Core FFO Payout Ratio is defined here as 2024 annualized dividend rate divided by full year 2024 forecasted Core FFO/Share per 1Q 2024 company filings. TOTAL DEBT AVG INTEREST RATE 3.6% 1 Debt excluding unsecured revolving credit facility and unsecured commercial paper program. 94.9% Total Debt is Fixed Rate 1

A Brighter View for Today & Tomorrow: Our Sustainability Commitment 2023 GRESB Public Disclosure Score A 78 100 28 30 50 70 2023 GRESB SCORE THREE GREEN STARS MANAGEMENT SCORE PERFORMANCE SCORE ENERGY USE INTENSITY 35% GREEN HOUSE GAS INTENSITY 45% WATER USE INTENSITY 10% 2018 – 2028 REDUCTION GOALS IMPROVING DISCLOSURES 2023 ACCOMPLISHMENTS Increased energy efficiency in 32% of the portfolio through our Redevelopment Program. Expanded green certified communities to 51; 6 additional certifications in process. Utilized over 56 million gallons of reclaimed water for irrigation, saving approximately $330,000 in irrigation costs. 2024 GOALS Re-establish Energy Use Intensity and GHG Emissions Intensity targets to further reduce both by 10% Complete common area LED retrofits on 62% of the portfolio, with plans to finish the remaining 38% by 2025. Expand installation of electric vehicle chargers to more properties. Pilot programs for both solar and smart irrigation projects As part of our ongoing mission to provide exceptional service and superior value to our stakeholders, we are committed to the responsible stewardship of our resources and the enhancement of programs that support our environmental, social and governance practices. RATING: B 2023 Corporate Sustainability Report Includes GRI | SASB | TCFD Disclosures 2022 GRESB RESULTS: SCORE: 75/100; MANAGEMENT: 29/30: PERFORMANCE: 46/70 Published 4th Report November 2023 Original goals achieved early – TARGETS RESET

A Brighter View for Today & Tomorrow: Our Sustainability Commitment SUPPORTING ASSOCIATE WELL-BEING Responsive service program and routine surveys Online resident portal for ease of transactions, service request submission and communication Property amenities to promote healthy lifestyles Ongoing resident engagement and events CARING FOR OUR BROADER COMMUNITY 54 homes in 12 states Over 3,500 families helped Nearly 300,000 nights of rest provided Nearly $1 million in funding raised in 2023 Open Arms, now in its 30th year, continues its mission to provide fully-furnished apartment homes in MAA’s existing communities FREE of charge to individuals and families who must travel for critical medical treatment. FOCUSING ON DIVERSITY AND INCLUSION Inclusive Diversity Council Unconscious Bias Training for All Associates Required Annual Training on Harassment and Discrimination for All Associates Enhanced Recruiting Processes Culture Committee Executive and Board Oversight Signatory of CEO Action for Diversity & Inclusion™ Support for Employee Resource Groups HEALTH & WELLNESS Comprehensive Medical, Dental and Vision Insurance; Flexible Spending Accounts; Employee Assistance Program FINANCIAL WELL-BEING Competitive Pay; Associate Minimum Pay, $15/hour; Incentive Bonuses; 401(k) Savings Plan with Company Match; Rent Discount CAREER DEVELOPMENT Ongoing Education and Training Opportunities; Tuition & Certification Reimbursement; Career Mentor Program; Leadership Development BELONGING Strong Company Culture; Robust Communication & Recognition Programs; Inclusive Diversity Council; Associate Surveys; Disaster Relief Program ELEVATING THE RESIDENT EXPERIENCE

Appendix Reconciliation of Non-GAAP Financial Measures Non-GAAP Financial Measures and Other Key Definitions

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO FFO, CORE FFO, CORE AFFO AND FAD (1) Included in Other non-operating income in the Consolidated Statements of Operations. (2) For the three months ended March 31, 2024, gain on investments is presented net of tax expense of $1.1 million. For the three months ended March 31, 2023, loss on investments is presented net of tax benefit of $0.2 million. (3) Included in Interest expense in the Consolidated Statements of Operations. Amounts in thousands, except per share and unit data   Three months ended March 31,       2024     2023   Net income available for MAA common shareholders   $ 142,827     $ 134,988   Depreciation and amortization of real estate assets     141,591       136,798   Loss (gain) on sale of depreciable real estate assets     2       (15) MAA’s share of depreciation and amortization of real estate assets of real estate joint venture     155       151   Net income attributable to noncontrolling interests     3,861       3,664   FFO attributable to common shareholders and unitholders     288,436       275,586   Gain on embedded derivative in preferred shares (1)     (13,092)     (4,435) Gain on sale of non-depreciable real estate assets     —       (54) (Gain) loss on investments, net of tax (1)(2)     (4,090)     806   Casualty related (recoveries) charges, net (1)     (5,085)     296   Mark-to-market debt adjustment (3)     —       (13) Core FFO attributable to common shareholders and unitholders     266,169       272,186   Recurring capital expenditures     (18,934)     (16,330) Core AFFO attributable to common shareholders and unitholders     247,235       255,856   Redevelopment capital expenditures     (9,374)     (31,409) Revenue enhancing capital expenditures     (13,013)     (11,657) Commercial capital expenditures     (1,203)     (1,307) Other capital expenditures     (9,203)     (6,988) FAD attributable to common shareholders and unitholders   $ 214,442     $ 204,495                 Dividends and distributions paid   $ 176,191     $ 166,112                 Weighted average common shares - diluted     116,780       116,402   FFO weighted average common shares and units - diluted     119,857       119,392                 Earnings per common share - diluted:             Net income available for common shareholders   $ 1.22     $ 1.16                 FFO per Share - diluted   $ 2.41     $ 2.31   Core FFO per Share - diluted   $ 2.22     $ 2.28   Core AFFO per Share - diluted   $ 2.06     $ 2.14

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO NET OPERATING INCOME Dollars in thousands   Three Months Ended       March 31, 2024     December 31, 2023     March 31, 2023                       Net income available for MAA common shareholders   $ 142,827     $ 159,554     $ 134,988   Depreciation and amortization     143,020       140,888       138,501   Property management expenses     19,995       17,467       17,928   General and administrative expenses     17,045       15,249       15,923   Interest expense     40,361       38,579       37,281   Loss (gain) on sale of depreciable real estate assets     2       1       (15) Gain on sale of non-depreciable real estate assets     —       —       (54) Other non-operating income     (23,526)     (27,219)     (3,467) Income tax expense     1,795       1,148       944   Income from real estate joint venture     (482)     (516)     (385) Net income attributable to noncontrolling interests     3,861       4,392       3,664   Dividends to MAA Series I preferred shareholders     922       922       922   Total NOI   $ 345,820     $ 350,465     $ 346,230                       Same Store NOI   $ 334,583     $ 338,297     $ 336,929   Non-Same Store and Other NOI     11,237       12,168       9,301   Total NOI   $ 345,820     $ 350,465     $ 346,230

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) Included in Other non-operating (income) expense in the Consolidated Statements of Operations. Dollars in thousands   Three Months Ended     Twelve Months Ended       March 31, 2024     March 31, 2023     March 31, 2024     December 31, 2023   Net income   $ 147,610     $ 139,574     $ 575,867     $ 567,831   Depreciation and amortization     143,020       138,501       569,582       565,063   Interest expense     40,361       37,281       152,314       149,234   Income tax expense     1,795       944       5,595       4,744   EBITDA     332,786       316,300       1,303,358       1,286,872   Loss (gain) on sale of depreciable real estate assets     2       (15)     79       62   Adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate     338       335       1,353       1,350   EBITDAre     333,126       316,620       1,304,790       1,288,284   Gain on embedded derivative in preferred shares (1)     (13,092)     (4,435)     (27,185)     (18,528) Gain on sale of non-depreciable real estate assets     —       (54)     —       (54) (Gain) loss on investments (1)     (5,172)     1,024       (10,645)     (4,449) Casualty related (recoveries) charges, net (1)     (5,085)     296       (4,401)     980   Gain on debt extinguishment (1)     —       —       (57)     (57) Legal (recoveries), costs and settlements, net (1)     —       —       (4,454)     (4,454) Adjusted EBITDAre   $ 309,777     $ 313,451     $ 1,258,048     $ 1,261,722

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE TO NET DEBT RECONCILIATION OF TOTAL ASSETS TO GROSS ASSETS RECONCILIATION OF REAL ESTATE ASSETS, NET TO GROSS REAL ESTATE ASSETS Dollars in thousands               March 31, 2024     December 31, 2023 Real estate assets, net   $ 11,144,212     $ 11,183,905 Accumulated depreciation     5,006,226       4,864,690 Cash and cash equivalents     54,601       41,314 Gross Real Estate Assets   $ 16,205,039     $ 16,089,909 Dollars in thousands                 March 31, 2024     December 31, 2023   Total assets   $ 11,470,732     $ 11,484,503   Accumulated depreciation     5,006,226       4,864,690   Gross Assets   $ 16,476,958     $ 16,349,193   Dollars in thousands                 March 31, 2024     December 31, 2023   Unsecured notes payable   $ 4,264,290     $ 4,180,084   Secured notes payable     360,173       360,141   Total debt     4,624,463       4,540,225   Cash and cash equivalents     (54,601)     (41,314) Net Debt   $ 4,569,862     $ 4,498,911

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2024 GUIDANCE Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related (recoveries) charges, net, gain or loss on debt extinguishment, legal (recoveries), costs and settlements, net, and mark-to-market debt adjustments.     Full Year 2024 Guidance Range       Low     High   Earnings per common share - diluted   $ 4.66     $ 5.02   Real estate depreciation and amortization     4.91       4.91   Gains on sale of depreciable assets     (0.69)     (0.69) FFO per Share - diluted     8.88       9.24   Non-Core FFO items (1)     (0.18)     (0.18) Core FFO per Share - diluted     8.70       9.06   Recurring capital expenditures     (0.96)     (0.96) Core AFFO per Share - diluted   $ 7.74     $ 8.10

Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related (recoveries) charges, net, gain or loss on debt extinguishment and legal (recoveries), costs and settlements, net. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre excludes various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Because net income attributable to noncontrolling interests is added back, Core AFFO, when used in this release, represents Core AFFO attributable to common shareholders and unitholders. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, net of tax, casualty related (recoveries) charges, net, gain or loss on debt extinguishment, legal (recoveries), costs and settlements, net, mark-to-market debt adjustments and other non-core items. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA excludes various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable assets and adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre excludes various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance.

Non-GAAP Financial Measures Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures. Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes storm-related expenses related to hurricanes and winter storms. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Definitions of Non-GAAP Financial Measures and Other Key Definitions Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. OTHER KEY DEFINITIONS Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a trailing twelve month basis as of the end of the reported quarter. Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio.